UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2013
GMX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place
9400 North Broadway, Suite 600
Oklahoma City, Oklahoma 73114
(Address of principal executive offices and zip code)

(405) 600-0711
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.
As previously reported, on April 1, 2013, GMX Resources Inc. (the “Company”) filed a voluntary petition (In re: GMX Resources Inc., Debtor, Case No. 13-11456) for reorganization under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Western District of Oklahoma (the “Bankruptcy Court”). Two of the Company’s subsidiaries, Diamond Blue Drilling Co. and Endeavor Pipeline Inc. (collectively with the Company, the “Debtors”), also filed related petitions with the Bankruptcy Court (Case Nos. 13-11457 and 13-11458, respectively). The Company’s petition and its subsidiaries’ petitions are referred to herein collectively as the “Bankruptcy Case.”
On December 4, 2013, the Bankruptcy Court approved the Company’s First Amended Disclosure Statement (the “Disclosure Statement”) to accompany the First Amended Joint Plan of Reorganization of GMX Resources Inc. and its Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code (the “Plan”). The Disclosure Statement includes a copy of the Plan, attached thereto as Exhibit A, and contains summaries of certain provisions of the Plan, statutory provisions, documents related to the Plan, anticipated events in the Debtors’ Chapter 11 cases and financial information. A copy of the Disclosure Statement is furnished as Exhibit 99.1hereto (certain exhibits containing information previously filed or furnished are omitted), and is incorporated by reference herein.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from our current expectations both in connection with the Bankruptcy Case and the Company’s business and financial prospects. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements include management's expectations and desire to address the Company's financial challenges, preserve the value of assets and address important issues in an orderly way. These statements are based on certain assumptions and analysis made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the Company's properties. Such statements are subject to a number of risks, including but not limited to: (i) the ability of GMXR to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Case; (ii) the effects of the bankruptcy filing on GMXR and interests of various creditors, equity holders and other stakeholders; (iii) the effects of the bankruptcy filing on GMXR's liquidity or results of operations; (iv) Bankruptcy Court rulings in the Bankruptcy Case and the general outcome of the cases; (v) the length of time GMXR and its subsidiaries will operate under the Bankruptcy Case; (vi) risks associated with potential third-party motions in the Bankruptcy Case, which may interfere with GMXR's ability to achieve its Chapter 11 goals; (vii) GMXR's ability to execute its business or restructuring plans; (viii) increased costs related to GMXR's bankruptcy filing and other litigation; and (ix) the ability of GMXR to maintain contracts that are critical to its operation, including to obtain and maintain normal terms with its vendors, customers, landlords and service providers, and to retain key officers and employees. In the event that the risks discussed above and disclosed in GMXR's public filings cause results to differ materially from those expressed in GMXR's forward-looking statements, GMXR's business, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's reports filed with the Securities and Exchange Commission on Form 10-K and 10-Q.
Additional information regarding the Company’s Chapter 11 proceedings are available on the internet at http://dm.epiq11.com/GMX.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit 99.1	First Amended Disclosure Statement to accompany First Amended Joint Plan of Reorganization of GMX Resources Inc. and its debtor subsidiaries under Chapter 11 of the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: November 25, 2013	By: Name: Title:	/s/ James A. Merrill James A. Merrill Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: December 11, 2013	By: Name: Title:	/s/ James A. Merrill James A. Merrill Chief Financial Officer